UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 9, 2007

Coinmach Service Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32359	20-0809839
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

303 Sunnyside Boulevard, Suite 70, Plainview, New York		11803
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(516) 349-8555

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On November 9, 2007, the stockholders of Coinmach Service Corp. ("Coinmach") (AMEX: "DRY", "DRA"), a leading supplier of outsourced laundry equipment services for multi-family housing properties in North America, adopted the Agreement and Plan of Merger, dated as of June 14, 2007 (the "Merger Agreement"), by and among Coinmach, Spin Holdco Inc. and Spin Acquisition Co., pursuant to which Coinmach will be acquired by an affiliate of Babcock & Brown Limited and a syndicate of investors. 100% of the outstanding shares of Coinmach's class B common stock and approximately 60.5% of the outstanding shares of Coinmach's class A common stock, which collectively represents approximately 84.8% of the aggregate voting power of the outstanding shares of Coinmach’s common stock, voted for the adoption of the Merger Agreement.

Subject to the terms of the Merger Agreement, the parties expect the closing to occur on Thursday, November 15, 2007, the third business day following the date on which the Merger Agreement was adopted by the Company's stockholders.

Under the terms of the Merger Agreement, upon completion of the merger, each issued and outstanding share of (a) Coinmach’s class A common stock, including shares of Coinmach’s class A common stock underlying the units of Coinmach’s income deposit securities, and (b) Coinmach’s class B common stock (in each case, other than Coinmach’s shares owned by Spin Holdco Inc., Coinmach or their respective subsidiaries or Coinmach’s shares of common stock with respect to which appraisal rights have been properly exercised), will be converted into the right to receive $13.55 in cash.

On November 12, 2007, Coinmach issued a press release with respect to the foregoing adoption of the Merger Agreement by Coinmach’s stockholders. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

Statements in this press release that are not statements of historical or current fact constitute "forward-looking statements." Such forward-looking statements are based upon current beliefs and expectations and are subject to significant risks and uncertainties. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of Coinmach to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms "will," "believes," "belief," "expects," "intends," "anticipates", "plans" or similar terms to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in Coinmach’s filings with the Securities and Exchange Commission. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the failure of Spin Holdco Inc. and Spin Acquisition Co. to obtain the necessary financing to complete the Merger; (ii) disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; and (iii) such other additional factors that could cause Coinmach’s results to differ materially from those described in the forward-looking statements set forth in Coinmach’s Annual Report on Form 10-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s Internet site at http://www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release, dated November 12, 2007, issued by Coinmach Service Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coinmach Service Corp.

November 13, 2007	By:	Robert M. Doyle

Name: Robert M. Doyle
Title: Chief Financial Officer, Senior Vice President, Secretary and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated November 12, 2007, issued by Coinmach Service Corp.